Universal Technical Institute

Executing on our Growth & Diversification Strategy

March 2021


Jeep
MERCURY
YAMAHA
Ford

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. These statements are based on our management's current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Discussions containing these forward-looking statements may be found, among other places, in the Sections entitled "Business Overview," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference from our most recent Annual Report on Form 10-K, in our subsequent Quarterly Reports on Form 10-Q and certain of our current reports on Form 8-K, as well as any amendments thereto, filed with the SEC. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

In addition, statements that refer to projections of earnings, revenue, costs or other financial items in future periods; anticipated growth and trends in our business or key markets; cost synergies, growth opportunities and other potential financial and operating benefits; future growth and revenues; future economic conditions and performance; anticipated performance of curriculum; plans, objectives and strategies for future operations; and other characterizations of future events or circumstances, and all other statements that are not statements of historical fact are forward-looking statements within the meaning of the Securities Act and the Exchange Act. Such statements are based on currently available operating, financial and competitive information and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated or implied in our forward-looking statements due to a number of factors, including, but not limited to, those set forth under the section entitled "Risk Factors" in our filings with the SEC. Factors that might cause such a difference include, but are not limited to macro economic impacts related to the COVID-19 pandemic, changes to federal and state educational funding, changes to regulations or agency interpretation of such regulations affecting the for-profit education industry, possible failure or inability to obtain regulatory consents and certifications for new, modified or acquired campuses or instruction, potential increased competition, changes in demand for the programs offered by UTI, increased investment in management and capital resources, the effectiveness of the recruiting, advertising and promotional efforts, changes to interest rates and unemployment, general economic conditions of the company, the adoption of new accounting standards including the new lease accounting guidance. Given these risks, uncertainties and other factors, many of which are beyond our control, you should not place undue reliance on these forward-looking statements. Neither we nor any other person makes any representation as to the accuracy or completeness of these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to revise any forward-looking statements, even if new information becomes available in the future.

Leading Provider of Skilled Transportation Technicians

UNIVERSAL TECHNICAL INSTITUTE


ALFA ROMEO
Ford
NASCAR TECHNICAL INSTITUTE
BMW
GMC
NISSAN
Jeep
CHRYSLER
VOLVO
DODGE
CUMMINS
INTERNATIONAL
Peterbilt
BMW
HONDA
Kawasaki
SUZUKI
MOTOR HARLEY-DAVIDSON CYCLES
HONDA
MERCURY
SUZUKI
VOLVO PENTA
YAMAHA
FIAT

55
YEARS

12K+
STUDENTS

35+
MANUFACTURING BRAND PARTNERS

225K+
GRADUATES SINCE 1965

4,600+
INCENTIVE & TUITION REIMBURSEMENT EMPLOYER LOCATIONS

84%
EMPLOYMENT RATE[1]

$300.8M
FISCAL YEAR 2020 REVENUE[2]

$72.1M
CASH AND INVESTMENTS[3]

NYSE: UTI

[1]*For 2019, UTI had 8,482 total graduates. 8,065 were available for employment and 6,763 were employed within one year of their graduation date, for a total UTI employment rate of 84%. See UTI's 10-K for additional information.*

[2] *Twelve Months ended September 30, 2020. Includes Q3FY20 ($54.5M) + Q4FY20 ($76.3M) revenues which reflect timing impacts associated with COVID-19.*

[3] *As of December 31, 2020; Includes $44.2M Cash & Cash equivalents + $27.9M Held-to-maturity Investments*

State-of-the-Industry Technology and Training






LET YOUR CAREER TAKE ITS COURSE

Investment Thesis Highlights

Executing on strategic and transformation plans, building momentum toward ever stronger results

- Attractive student value proposition which includes blended learning model
- Evolved post-COVID strategy will fuel EBITDA and student start growth
- Optimized for any macro economic cycle with counter cyclical upside
- Streamlined operations and strong balance sheet strengthen market position
- Deploying capital toward multiple high ROI investment opportunities, continuing to evaluate other opportunities
- Significant industry and OEM partnerships supporting student success

Near-Term Capital Allocation Priorities

Management and Board are prudently allocating capital in support of growth and diversification strategy while also considering return of capital to shareholders

NEW CAMPUSES

Two planned for FY2022, others being evaluated

PROGRAM EXPANSIONS

Two new welding in FY2022, MIAT programs in FY2023+, and other opportunities (e.g. EV)

INORGANIC GROWTH

MIAT announced, continuing to build pipeline for additional acquisition targets

BUSINESS MODEL EXTENSIONS

Pursuing additional B2B and on-base programs, exploring other opportunities

Double-Digit Revenue & Adjusted EBITDA Margin Growth

Current initiatives expected to drive >10% Revenue CAGR and Adjusted EBITDA margin expansion; Actively evaluating additional opportunities to drive further growth and shareholder value

Baseline Business Growth
- Expanding current offerings
- New curriculum development
- Continued go-to-market and business model optimization

Organic New Campus Development
- New geographies
- Diversify student mix
- Leverage blended learning efficiencies

Tuck-In M&A
- Immediately accretive
- Significant growth synergies
- Accelerated program and geographic diversification

5-Year Outlook Including Announced Initiatives

10%+ Revenue CAGR
15 points+ of Adjusted EBITDA Margin Expansion



10%+
Revenue
CAGR
$301M
5%
Adjusted
EBITDA[1]
Margin
20%+
Adjusted
EBITDA
Margin
FY2020
FY2025

[1] Refer to appendix for adjusted EBITDA reconciliation and definition

New Campuses Leverage Blended Learning Model

Proven new campus model further enhanced by fully integrating blended learning benefits

Shifting instruction to a blended learning model as a result of COVID-19 has provided the opportunity to launch new campuses and programs in a fully blended format, benefitting both the student and UTI

Benefits to the Student
- Increased Program & Scheduling Flexibility
- Engaged in a Personalized Learning Model

Benefits to the Company
- Higher Utilization of Real Estate
- Efficiencies in Instructional Costs

Illustrative Outlook	Bloomfield, New Jersey					New Campus 1: Austin, Texas					New Campus 2: To Be Announced				
	Y1	Y2	Y3	Y4	Y5	Y0/Y1	Y2	Y3	Y4	Y5	Y0/Y1	Y2	Y3	Y4	Y5
Proforma Financials[1]	FY18A	FY19A	FY20A	FY21P	FY22P	FY21-22P	FY23P	FY24P	FY25P	FY26P	FY21-22P	FY23P	FY24P	FY25P	FY26P
Revenue	$0.6	$10.9	$14.6	$20.7	$23.8	$5.3	$20.6	$20.7	$22.6	$24.5	$0.9	$15.9	$20.9	$23.3	$25.3
EBITDA[2]	($4.9)	$3.7	$7.3	$11.1	$13.8	($4.9)	$13.0	$12.7	$14.3	$15.8	($4.6)	$10.0	$14.5	$16.6	$18.0
Capital Expenditures	($9.2)	($0.3)	($0.0)	($2.8)	($0.2)	($15.2)	($0.0)	($0.0)	($0.1)	($0.1)	($15.1)	($0.0)	($0.0)	($0.1)	($0.1)
Pre-tax Cash Flow[2]	($14.1)	$3.4	$7.3	$8.3	$13.5	($20.1)	$13.0	$12.7	$14.2	$15.7	($19.6)	$9.9	$14.5	$16.5	$17.9
Perpetuity IRR	35%+					50%+					50%+				

- Facility – 108k square feet
- Students – 780 as of 9/30/20
- Programs – Auto, Diesel, MSAT; Welding launching late FY21
- No additional program capacity

- Facilities – ~100k square feet
- Students – Capacity of 1,100+
- Day 1 Programs – Auto, Diesel, Welding
- Additional programs to be added, driving incremental revenue and EBITDA contribution

[1] Projections based on our management's current beliefs, expectations and assumptions about future events, conditions and results, and on information currently available to us.
[2] Representative figures are not fully burdened, excluding allocated corporate and marketing costs and working capital considerations.

MIAT College of Technology Overview

UNIVERSAL TECHNICAL INSTITUTE

ACCSC-accredited vocational and technical school offering a variety of programs complementary to UTI offerings accelerates realization of UTI's growth and diversification strategy

SUMMARY

FOUNDED: 1969

FY20 REV[1]: ~$25M **Adj. EBITDA[1]:** ~$3.5M

LOCATIONS: Canton, MI & Houston, TX

CURRENT ENROLLMENT: ~1,200

2019 METRICS:
- **COMPOSITE SCORE**: 2.4 (of 3.0)
- **90/10 RATIO**: 71.6%
- **EMPLOYMENT RATE[2]**: 78.8%

TRANSACTION DETAILS

Purchase price not to exceed $26M in cash
Seller is HCP Ed Holdings, LLC
Close timing likely late Q4 of fiscal 2021 or Q1 fiscal 2022
Close dependent upon Dept. of ED and other conditions and approvals

GROWTH, DIVERSIFICATION, & SYNERGY OPPORTUNITIES

Adding MIAT Programs to UTI Campuses
Adding UTI Programs to MIAT Campuses
Marketing MIAT programs through UTI channels
Cost synergies in back-office and other areas


Aviation Maintenance


Wind Power


Energy Technology


HVACR


Robotics & Automation


Welding

[1] Unaudited and as reported by MIAT; Refer to appendix for adjusted EBITDA definition.
[2] For 2019, MIAT had 386 graduates available for employment, of whom 304 were employed in field by the ACCSC-required reporting date of October 15, 2020, for a total employment rate of 78.8%
Data as of July 1, 2020 and reported to the accreditor Oct 15, 2020. The reporting periods include start dates from Apr 2015-May 2018. Reporting periods are dependent on the length of the program, and the may be different for each scheduled variation of the programs. These are based on 150% of the program length once a student starts, and in addition three months time to find employment.

MIAT College of Technology Key Metrics

Strong growth and margin improvement trajectory supported by a diversified program mix



Financials
20% CAGR
2016
2017
2018
2019
2020
Revenue ($M)
Adj EBITDA margin



Student Starts
16% CAGR
2016
2017
2018
2019
2020
Aviation Maintenance
Energy Tech/Wind
All Other

Campuses



Canton, Michigan
• 125k square feet
• ~650 Students
Houston, Texas
• 54k square feet
• ~550 Students

2020 Student Start Mix



35%
20%
20%
15%
4%
5%
1%
Aviation
Energy Tech/Wind
HVACR
Welding
Robotics & Automation
Non-Destructive Testing
General Ed

Disciplined Execution Driving Strategic Growth

Initial capital allocation actions, continued business model expansion and go-to-market optimization are advancing UTI's growth objectives; with additional opportunities available to drive further growth and shareholder value

- M&A
- New Campus Additions
- Expansion of Current Programs
- New Program Offerings
- Business Model Transformation


Announced Initiatives
Future Opportunities
10%+ Revenue CAGR
$301 M
5% Adjusted EBITDA[1] Margin
20%+ Adjusted EBITDA[1] Margin
FY 2020
FY 2025
FY 2025

[1] Refer to appendix for adjusted EBITDA reconciliation and definition

APPENDIX

UTI's Use of Non-GAAP Financial Information

This presentation contains non-GAAP (Generally Accepted Accounting Principles) financial measures, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends. Additionally, such measures help compare the company's performance on a consistent basis across time periods. Management defines adjusted EBITDA as net income (loss) before interest expense, interest income, income taxes, depreciation, amortization and adjusted for items not considered part of the company's normal recurring operations. Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. For the period presented, adjustments to EBITDA include severance expenses due to the CEO transition and exit costs related to the teach out and closure of the Norwood, MA campus.

To obtain a complete understanding of the company's performance, these measures should be examined in connection with net income (loss) determined in accordance with GAAP, as presented in the financial statements and notes thereto included in the annual and quarterly filings with the Securities and Exchange Commission. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) as a measure of the company's operating performance. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring. Other companies, including other companies in the education industry, may calculate non-GAAP financial measures differently than UTI does, limiting their usefulness as a comparative measure across companies. A reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures is included in the following slide.

Information reconciling forward-looking adjusted EBITDA or adjusted EBITDA margin to the most directly comparable GAAP financial measure is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation these figures to the most directly comparable GAAP financial measure because certain items required for such reconciliation are uncertain, outside of the company's control and/or cannot be reasonably predicted, including but not limited to the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort.

UTI Adjusted EBITDA Reconciliation

UNIVERSAL TECHNICAL INSTITUTE

($ in thousands)	FY 2020
Net income	$8,008
Interest income, net	(1,142)
Income tax benefit	(10,602)
Depreciation and amortization	13,150
EBITDA	$9,414
Severance expense due to CEO transition	1,531
Norwood, MA campus EBITDA	3,005
Adjusted EBITDA, non-GAAP	**$ 13,950**
Revenue	$300,761
Adjusted EBITDA Margin, non-GAAP	**5%**

MIAT Adjusted EBITDA

This presentation contains non-GAAP financial measures for MIAT, which are intended to supplement, but not substitute for, the most directly comparable GAAP measures. Management chooses to disclose to investors these non-GAAP financial measures for MIAT because they provide an additional analytical tool to clarify the results from operations and help to identify underlying trends.

For internal reporting purposes, MIAT defines adjusted EBITDA as operating income adjusted for certain items that were originally classified within other income/expense, which is then further adjusted for items not considered part of the company's normal recurring operations. MIAT's adjusted EBITDA value is unaudited. MIAT calculates adjusted EBITDA margin as adjusted EBITDA divided by revenue.

MIAT utilizes adjusted figures as performance measures internally for operating decisions, strategic planning, annual budgeting and forecasting. To obtain a complete understanding of MIAT's performance, these measures should be examined in connection with net income (loss) determined in accordance with GAAP. Since the items excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be an alternative to net income (loss) as a measure of MIAT's operating performance. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

UNIVERSAL TECHNICAL INSTITUTE